SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only (as permitted by
                    Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a- 12
-------------------------------------------------------------------------------
Avitar, Inc. (File Number 1-15695)
(Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                  AVITAR, INC.
                                   65 Dan Road
                           Canton, Massachusetts 02021

                                                                August 27, 2004

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of the Stockholders of Avitar, Inc., a Delaware corporation ("Avitar"), at Batterymarch Conference Center, 60 Batterymarch Street, 2nd Floor, Boston, Massachusetts on September 28, 2004 at 10:00 a.m.

     At the meeting you will be asked to consider and vote upon (1) the election of five Directors to Avitar's Board of Directors; (2) the ratification and approval of the May 2004 Private Placement, as described in this Proxy Statement; (3) the ratification and approval of the August 2004 Private
Placement, as described in this Proxy Statement; (4) the approval of the issuance and reservation of shares of common stock in connection with the New Private Placement, as described in this Proxy Statement; (5) the adoption of an Amendment of the Certificate of Incorporation to increase the authorized shares of common stock from 200,000,000 to 300,000,000; (6) the re-appointment of BDO Seidman, LLP as Avitar's independent auditors for the fiscal year ending September 30, 2004; and (7) any other business that properly comes before the meeting or any adjournments or postponements thereof.

     The Board of Directors recommends that shareholders vote FOR Items 1, 2, 3, 4, 5 and 6.

     Your vote is important. We urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying prepaid envelope. You may, of course, attend the Meeting and vote in person, even if you have previously returned your proxy card.

                                           Sincerely yours,

                                           Peter P. Phildius,
                                           Chairman and Chief Executive Officer

                                  Avitar, Inc.
                                   65 Dan Road
                           Canton, Massachusetts 02021
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be held on September 28, 2004.

To the Stockholders of Avitar, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Avitar, Inc., a Delaware corporation ("Avitar") will be held at 10:00 a.m., local time, on September 28, 2004 at Batterymarch Conference Center, 60 Batterymarch Street, 2nd Floor, Boston, Massachusetts, for the following purposes:

(1) To consider and vote upon the election of the Board of Directors consisting of five persons to serve until the next annual meeting of the stockholders;

(2) To consider and vote upon the ratification and approval of the issuance and reservation of all shares of Common Stock issued or issuable in connection with the May 2004 Private Placement described in this Proxy Statement;

(3) To consider and vote upon the ratification and approval of the issuance and reservation of all shares of Common Stock issued or issuable in connection with the August 2004 Private Placement described in this Proxy Statement;

(4) To consider and vote upon the approval of the issuance and reservation of all shares of Common Stock issued or issuable in connection with the New Private Placement described in this Proxy Statement;

(5) To consider and vote upon the Amendment of the Certificate of Incorporation of Avitar to increase the authorized shares of Common Stock from 200,000,000 to 300,000,000;

(6) To consider and vote upon a proposal to ratify the selection of BDO Seidman, LLP as Avitar's independent auditors for the fiscal year ending September 30, 2004; and

(7) To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only record holders of Common Stock at the close of business on August 16, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. To ensure that your vote will be counted, please complete, sign, date and return the Proxy in the enclosed prepaid envelope whether or not you plan to attend the Annual Meeting. You may revoke your proxy by notifying the Secretary of the Company in writing at any time before it has been voted at the Annual Meeting.

August 27, 2004                              By Order of the Board of Directors
Canton, Massachusetts                        Jay C. Leatherman,
                                             Secretary, Avitar, Inc.

     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING.

                                  Avitar, Inc.
                       -----------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 28, 2004
                      ------------------------------------


     THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AVITAR, INC.

     If properly signed and returned and not revoked, the proxy will be voted in accordance with the instructions it contains. The persons named in the accompanying proxy will vote the proxy for the Board of Directors' slate of directors and for the other matters listed on the proxy, in each case as recommended by the Board of Directors unless contrary instructions are given. At any time before it is voted, each proxy granted may be revoked by the stockholder by a later dated proxy, by written revocation addressed to the Secretary of Avitar, Inc. at the address below or by voting by ballot at the Annual Meeting.

     The Company's principal executive offices are located at 65 Dan Road, Canton, Massachusetts 02021. This proxy statement and the accompanying proxy are being sent to stockholders on or about August 27, 2004. ANY PROXY MAY BE REVOKED IN PERSON AT THE ANNUAL MEETING, BY SUBMITTING A PROXY DATED LATER THAN THE PROXY TO BE REVOKED OR BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING AT ANY TIME PRIOR TO THE TIME THE PROXY IS VOTED.

                                VOTING SECURITIES

     The Board has fixed the close of business on August 16, 2004 as the record date (the "Record Date") for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting.


     On the Record Date, the Company had outstanding 120,509,917 shares of Common Stock and 47,446 shares of Preferred Stock, of which 5,689 were shares of Series B Preferred Stock, 2,000 were shares of 6% Convertible Preferred Stock and 1,391 were shares of Series A Preferred Stock. Stockholders are entitled to one vote for each share of Common Stock (including the shares into which each share of Series A and 6% Convertible Preferred Stock are convertible) and each share of Series B Preferred Stock on the business as may properly come before the meeting or any adjournments thereof. The holders of a majority of the outstanding voting shares constitute a quorum. Abstentions from voting and broker non-votes on a particular Proposal will be counted for purposes of determining the presence of a quorum but will not be counted as affirmative or negative votes on the Proposals.

     As of the Record Date, the directors and executive officers of Avitar as a group held 4,459,797 voting shares, representing 3.2% of the shares eligible to vote at the Annual Meeting. (In addition, also as of the Record Date, beneficial owners of approximately 5% or more of Common Stock, as listed in the table of SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT in this Proxy Statement, held in the aggregate 24,206,575 voting shares, representing 17.5% of the shares eligible to vote at the Annual Meeting.)


         ACTION TO BE TAKEN UNDER PROXY

     All proxies for stockholders in the accompanying form that are properly executed and returned will be voted at the Annual Meeting and any adjournments thereof in accordance with any specifications thereon or, if no specifications are made, will be voted for the election of the five nominees described herein and for Items 2, 3, 4, 5 and 6.

         SOLICITATION

     Avitar will bear the entire cost of the solicitation of proxies from its stockholders, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by directors, officers or other regular employees of Avitar. No additional compensation will be paid to such persons for such services. Avitar may also employ the services of a professional solicitation company to assist with solicitation of stockholders; but as of August 17, 2004 Avitar has not determined to retain a solicitation company. If such a company were subsequently retained, Avitar would bear the entire cost.

                                   ITEM NO. 1
                              ELECTION OF DIRECTORS

     Five (5) directors will be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and duly qualified. The persons named on the accompanying proxy will vote all shares for which they have received proxies for the election of the nominees named below unless contrary instructions are given. In the event that any nominee should become unavailable, shares will be voted for a substitute nominee unless the number of directors constituting a full board is reduced. Directors are elected by plurality vote.

                                    NOMINEES

     The name,  age and  position  with Avitar of each  nominee for  director is
listed  below,   followed  by  summaries  of  their   background  and  principal
occupations.

Name                      Age     Title
Peter P. Phildius          74     Chairman of the Board/Chief Executive Officer
Douglas W. Scott           57     President and Chief Operating Officer/Director
Neil R. Gordon (1)(2)      56     Director
James Groth (1)(2)         65     Director
Charles R. McCarthy, Jr.   65     Director
                  (1)(2)

1. Member of Audit Committee.
2. Member of Compensation Committee.


PETER P. PHILDIUS

     Mr. Phildius has been Chairman of the Board of Directors since October 1990 and Chief Executive Officer since July 1996. He has been a general partner in Phildius Kenyon & Scott, a partnership ("PKS"), since that firm's founding in 1985. Prior to 1985, Mr. Phildius was an independent consultant and Chairman and co-founder of Nutritional Management, Inc., a company that operated weight loss clinics (1983 - 1985), President and Chief Operating Officer of Delmed, Inc., a medical products company (1982 - 1983), President and Chief Operating Officer of National Medical Care, Inc., a dialysis and medical products company (1979-1981) and held a variety of senior management positions with Baxter Laboratories, Inc. ("Baxter"), a hospital supply company and the predecessor of Baxter Healthcare Corporation. During the last eight years of his 18 year career at Baxter (1961 -
1979), Mr. Phildius was Group Vice President and President of the Parenteral Division, President of the Artificial Organs Division and President of the Fenwal Division.


DOUGLAS W. SCOTT

     Mr. Scott has been the Chief Operating Officer since July 1996, was the Chief Executive Officer from August 1989 until July 1996 and has been a director since August 1989. Mr. Scott has been a general partner in PK&S since its founding in 1985. Prior to 1985, Mr. Scott was Executive Vice President of Nutritional Management, Inc. (1983 - 1985); Senior Vice President, Operations of Delmed, Inc. (1982 - 1983); Vice President, Quality Assurance of Frito-Lay, Inc., a consumer products company (1980 - 1982); and held several senior positions at Baxter from 1970 to 1980. The last two of these senior positions at Baxter were General Manager of the Vicra Division and General Manager of Irish Operations. Mr. Scott is also a director of Candela Corporation, a publicly-traded company in the business of manufacturing and marketing medical lasers. Mr. Scott received an M.B.A. from the Harvard Business School.

JAMES GROTH

     Mr. Groth has served as a director since January 1990. Mr. Groth has been President of Mountainside Corporation, a provider of corporate sponsored functions, for over the past 15 years.

NEIL R. GORDON

     Mr. Gordon has served as a director since June 1997. He has been President of N.R. Gordon & Company, Inc., a company that provides a broad range of financial consulting services, since 1995. From 1981 to 1995, he was associated with Ekco Group, Inc. and served as its Treasurer from 1987 to 1995. Mr. Gordon has also served as Director of Financing and Accounting for Empire of Carolina, Inc. and was with the accounting firm of Haskins & Sells. He received a Bachelor of Science Degree from the Pennsylvania State University.

CHARLES R. McCARTHY, JR.

     Mr. McCarthy was elected as a director in February 1999. He has been a counsel in the Washington D.C. law firm, O'Connor & Hannan, since 1993. Previously, Mr. McCarthy was General Counsel to the National Association of Corporate Directors, served as a trial attorney with the Securities and Exchange Commission, was Blue Sky Securities Commissioner for the District of Columbia and was a law professor teaching securities law topics and served as a Board member of and counsel to a number of public companies over the last 30 years.

NUMBER OF DIRECTORS

     The Company's Bylaws allow the Board to fix the number of Board members between 3 and 7. The number has been fixed, at present, at 5. The Board can increase the number to 7 at any time without stockholder approval. There are no family relationships between any Director or Executive Officer of Avitar and any other Director or Executive Officer of Avitar.

TERM

     Directors hold office for a period of one year from the Annual Meeting of Stockholders at which they are elected or until their successors are duly elected and qualified. Officers are appointed by the Board of Directors and hold office at the will of the Board.

BOARD MEETINGS AND COMMITTEES

     The Board held 3 meetings during the fiscal year ended September 30, 2003.

     The Board has two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a standing nominating committee or any committee performing the function of such a committee. During fiscal year 2003, each Board member attended at least 75% of the aggregate number of meetings of the Board and the Committee of the Board on which he served.

CONTACTING OUR BOARD

     Our stockholders and other interested parties who wish to communicate with our Board or individual directors may send written correspondence addressed to them, care of Secretary, Avitar, Inc., 65 Dan Road, Canton, Massachusetts 02021. All written correspondence addressed to our directors will be forwarded promptly by our Secretary to the directors to whom it is addressed.

     The Company has no policy on attendance by Directors at the Annual Meeting of Shareholders, although the By-Laws provide that the Annual Meeting of Directors shall be held as soon as possible after the Annual Meeting of Shareholders. In fact, all Directors attended the Annual Meeting of Shareholders last year.


NOMINATION OF DIRECTORS

     The Board of Directors does not have a separately constituted nominating committee. The Board believes that it is appropriate under existing circumstances not to have a separate nominating committee because the Board is comprised of only five (5) existing members, three (3) of whom are "independent" within the meaning of The American Stock Exchange listing standards. All members of the Board of Directors participate in the consideration of director nominees. The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. However, the Board of Directors would consider for possible nomination qualified nominees recommended by shareholders. Shareholders who wish to propose a qualified nominee for consideration should submit complete information as to the identity and qualifications of that person to the Secretary of the Company at 65 Dan Road Canton, MA 02021, sufficiently in advance of an annual meeting. Absent special circumstances, the Board of Directors will continue to nominate qualified incumbent Directors whom the Board of Directors believes will continue to make important contributions to the Board of Directors. The Board generally requires that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience and have a general appreciation of the major business issues facing Avitar. The Board of Directors does not have a formal process for identifying and evaluating nominees for Director.


AUDIT COMMITTEE

     The Audit Committee meets with the independent auditors, at a minimum annually, to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial records. Management has primary responsibility for financial statements and the reporting process, including the systems of internal controls, and has represented to the Audit Committee that Avitar's 2003 consolidated financial statements are in accordance with generally accepted accounting principles. The Audit Committee, comprised of Mr. Gordon, Mr. Groth and Mr. McCarthy, held 1 telephone meeting concerning fiscal year 2003. In addition, the Audit Committee reviewed and approved the financial statements that were included in each of the quarterly reports on Form 10-QSB during the year ended September 30, 2003.

AUDIT COMMITTEE REPORT

     In connection with the fiscal 2003 audit, the Audit Committee has:


     - reviewed and discussed with management Avitar's audited consolidated financial statements included in our annual report on Form 10-KSB for the year ended September 30, 2003,

     - discussed with BDO Seidman, LLP the matters required to be discussed by Statement of Auditing Standards No. 61, - discussed with BDO Seidman, LLP whether various other services performed for Avitar during 2003 were compatible with BDO Seidman, LLP maintaining its independence, and

     - received from and discussed with BDO Seidman, LLP the written disclosures and the letter from BDO Seidman, LLP required by the Independence Standards Board Standard No. 1 and discussed with BDO Seidman, LLP its independence.

     Based on the review and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-KSB for the year ended September 30, 2003 for filing with the Securities and Exchange Commission.

     The Board of Directors has approved a written charter, a copy of which is attached to the Proxy Statement as Annex A. All members of the Audit Committee have been determined to be independent in accordance with the requirements of
Section 121(A) of the American Stock Exchange listing standards.

     Fiscal 2003 and 2002 Audit Firm Fee Summary. During fiscal years 2003 and 2002, Avitar retained its principal auditor, BDO Seidman, LLP to provide services in the following categories and amounts:

                                                                                           2003                2002
Audit Fees(services in connection with the
audit of the Company's financial statements, review
of the Company's quarterly reports of Form 10-QSB
and statutory or regulatory filings or engagements).....................................$ 118,330            $108,390
Audit Related Fees (assurance and related services).....................................$       -            $      -
Tax Fees(services in connection with the preparation
of the Company's tax returns)...........................................................$  12,350            $ 16,000
All Other Fees..........................................................................$       -            $      -

     The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor was compatible with maintaining auditor independence and has determined such services were not incompatible with maintaining auditor independence.

                               THE AUDIT COMMITTEE
                                 Neil R. Gordon
                                   James Groth
                            Charles R. McCarthy, Jr.

     The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the "Acts"), except to the extent Avitar specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE.

     The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation, awards stock options to employees and consultants and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, comprised of Mr. Gordon, Mr. Groth and Mr. McCarthy, held no meetings in fiscal year 2003.

DIRECTOR COMPENSATION

     During Fiscal 2003, in accordance with a plan approved by the Company on September 25, 2001, the Company compensated its non-management directors with a $5,000 annual retainer, $1,000 for each board meeting attended and $500 for each committee meeting attended. In addition, this plan provides for each non-management director to be granted options covering 100,000 shares of the Company's common stock upon initial election to the Board and 30,000 shares of the Company's common stock for each year in which he/she was selected to serve as a director. On August 3, 2004, the Company approved a plan to increase the number of shares of the Company's common stock covered by options granted to non-management directors for each year he/she was elected to serve as a director from 30,000 to 75,000.

     For   information   on   compensation   to   management   directors,    see
"Management-Executive Compensation" below.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of the Common Stock beneficially owned as of August 16, 2004 by (i) each person believed by Avitar to be the beneficial owner of more than 5% of the Common Stock; (ii) each director; (iii) the Chief Executive Officer and its four most highly compensated executive officers (other than the Chief Executive Officer) who earn over $100,000 a year; and (iv) all directors and executive officers as a group. Beneficial ownership by the stockholders has been determined in accordance with the rules promulgated under Section 13(d) of the Securities Exchange Act of 1934, as amended. All shares of the Common Stock are owned both of record and beneficially, unless otherwise indicated.

Name and Address of Beneficial Owner (1)             No. Owned               %
----------------------------------                   ---------             ----

Peter P. Phildius (2)(3)(9)(11)                      4,807,115             3.9
Douglas W. Scott (2)(4)( 9)(12)                      3,704,496             2.9
Phildius, Kenyon & Scott("PK&S") (2)(9)              1,792,595             1.5
Jay C. Leatherman, Jr.(2)(5)                           368,130              *
James Groth (2)(6)(13)                                 232,199              *
Neil R.Gordon (2)(7)                                   323,097              *
Charles R. McCarthy (2)(8)                             305,156              *
David Brown (10)                                     8,682,056            10.1
Gryphon Master Fund, LP (14)                        10,333,334             8.6
All directors and executive officers
  as a group (3)(4)(5)(6)(7)(8)(9)(11)
         (12)(13)                                    7,713,598             6.2

*  Indicates beneficial ownership of less than one (1%) percent.

(1) Information with respect to holders of more than five (5%) percent of the outstanding shares of the Company's Common Stock was derived from, to the extent available, Schedules 13D and the amendments thereto on file with the Commission and the Company's records regarding stock issuances.

(2) The business address of such persons, for the purpose hereof, is c/o Avitar, Inc., 65 Dan Road, Canton, MA 02021.

(3) Includes 1,668,120 shares of the Company's Common Stock, options and warrants to purchase 1,346,400 shares of the Company's Common Stock. Also includes the securities of the Company beneficially owned by PK&S as described below in Note 10.

(4) Includes 715,501 shares of the Company's Common Stock and options to purchase 962,400 shares of the Company's Common Stock. Also includes the securities of the Company beneficially owned by PK&S as described below in Note 10.

(5) Includes 5,630 shares of the Company's Common Stock, and options to purchase 362,500 shares of the Company's Common Stock.

(6) Includes 74,699 shares of the Company's Common Stock and options to purchase 157,500 shares of the Company's Common Stock.

(7) Includes 90,597 shares of the Company's Common Stock, warrants to purchase 90,000 shares of the Company's Common Stock granted to such director under a consulting agreement to provide services to the Company and options to purchase 142,500 shares of the Company's Common Stock.

(8) Includes 172,655 shares of the Common Stock and options to purchase 132,501 shares of the Common Stock.

(9) Represents ownership of 1,732,595 shares of the Company's Common Stock, options and warrants to purchase 60,000 shares of the Company's Common Stock. PK&S is a partnership of which Mr. Phildius and Mr. Scott are general partners.

(10) The business address for such person is 4101 Evans Avenue, Fort Meyers, FL 33901. Represents 12,113,874 shares of the Company's Common Stock.

(11) Does not include 35,600 shares of the Common Stock owned by Mr. Phildius' wife, all of which he disclaims beneficial ownership.

(12) Does not include 15,000 shares of the Common Stock owned by Mr. Scott's children, all of which he disclaims beneficial ownership.

(13) Does not include 10,929 shares of the Company's Common Stock owned by a trust established for Mr. Groth's children, all of which he disclaims beneficial ownership

(14) The business address for such entity is 500 Crescent Court, #270, Dallas, TX 75201. Represents preferred stock convertible into 11,296,296 shares of the Company's Common Stock, but limited to 9.9% beneficial holding.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 requires the officers and directors, and persons who own more than 10% of a registered class of equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish Avitar with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it or its written representations from certain reporting persons, the Company believes that, during Fiscal 2003, all filing requirements applicable to its officers, directors and greater than ten-percent shareholders were met except the following failures to file timely reports as required by Section 16(a):

- Reports (Forms 4 and/or 5) covering 15 transactions by Douglas Lewis, the president of USDTL, a former subsidiary of the Company.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     PK&S, a 1.8 % beneficial owner of the Company, provided consulting services to the Company from September 1989 to May 1995. On May 28, 1992, the Company entered into a written consulting agreement with PK&S, which reflected the provisions of a previous oral agreement approved by the Company's Board of Directors in October 1990. Pursuant to its arrangement with the Company, PK&S provided the services of each of Messrs. Phildius and Scott to the Company.

     On May 19, 1995, the Company's Consulting Agreement ended and was replaced by the Employment Agreements with Messrs. Phildius and Scott (See "Employment Agreements"). As requested by Messrs. Phildius and Scott and approved by the Company's Board of Directors, the salary and benefits provided under the Employment Agreements will be paid directly to PK&S. Under the terms of the current employment agreements with Peter Phildius and Douglas Scott described above, the Company pays their salaries and related expenses directly to PK&S. The aggregate of salaries, fringe benefits and reimbursement of expenses paid to PK&S by the Company on behalf of Messrs. Phildius and Scott for fiscal years 2003 and 2002 totaled $364,989 and $448,727 respectively. The amount for 2003 reflects the temporary salary reductions in effect during Fiscal 2003.

     In October 1996, the Company entered into a consulting agreement with N.R. Gordon & Company, Inc. Neil Gordon, a member of the Company's Board of Directors, is the President of N.R. Gordon and Company, Inc. Under this agreement, N.R. Gordon & Company, Inc. provided financial consulting services for which it received 50,000 warrants at an exercise price of $0.93 per share and was paid $100.00 per hour for all services performed. In addition, N.R. Gordon & Company, Inc. was entitled to receive commissions for certain capital raising services. During Fiscal 1998, the Company canceled the 50,000 warrants granted to N.R. Gordon & Company in 1996 and replaced them with 100,000 warrants (of which 50,000 where exercised in October 2001 and the remaining 50,000 expired in 2003) to purchase the Company's Common Stock for $.25 per share. No services were provided to the Company under this Agreement during Fiscal 1999 and Fiscal 2000. In March 2001, the Company entered into a new consulting agreement with N.R. Gordon & Company, Inc. for financial consulting services. Under this new agreement, N.R. Gordon and Company, Inc. received warrants to purchase 40,000 shares of the Company's common stock at an exercise price of $.79 per share until February 2006 and was paid $100.00 per hour for services rendered to the Company. Expenses incurred for N.R. Gordon & Company, Inc. amounted to nothing in Fiscal 2003 and $4,082 in Fiscal 2002. MANAGEMENT

     The executive officers of the Company and their respective ages and positions with the Company, as of May 9, 2003, along with certain biographical information (based solely on information supplied by them), are as follows:

      Name            Age    Title
Peter P. Phildius     74     Chairman of the Board/Chief Executive Officer
Douglas W. Scott      57     President and Chief Operating Officer
Jay C. Leatherman Jr. 60     Vice President, Chief Financial Officer and
                              Secretary


                                PETER P. PHILDIUS

     Biographical information of Mr. Phildius is included under "Proposal No. 1, Election of Directors -- Nominees" in this Proxy Statement.

                                DOUGLAS W. SCOTT

     Biological information of Mr. Scott is included under "Proposal No. 1, Election of Directors -- Nominees" in this Proxy Statement.

                             JAY C. LEATHERMAN, JR.

     Mr. Leatherman has served as the Company's Chief Financial Officer since October 1992 and its Secretary since July 1994. He has over 27 years experience in financial management in the health care, medical products and medical diagnostic fields. Mr. Leatherman served as Vice President and Chief Financial Officer of 3030 Park, Inc. and 3030 Park Management Company from 1985 to 1992, responsible for financial, management information services and business development functions for this continuing care retirement community and management company. He served as Director of Finance and Business Services for the Visiting Nurses Association of New Haven, Inc. from 1977 to 1985. In addition, he served in a variety of accounting and financial positions with Westinghouse Electric Corporation from 1969 to 1977. Mr. Leatherman has a B.B.A in accounting from the University of Hawaii.



                             EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth compensation earned by or paid to the Chief Executive Officer, Chief Operating Officer and other executive officers for Fiscal 2003 and, to the extent required by applicable Commission rules, the preceding two fiscal years.


                          Annual Compensation Long-Term
Name/Position              Year       Salary(1)     Bonus   Compensation Options
-------------              ----       ---------     -----  ---------------------
Peter P. Phildius          2003(4)    $171,661        $0              0
(Chairman of the Board/    2002       $200,000        $0        125,000(2)
Chief Executive Officer)   2001       $200,000        $0        252,000(3)
Douglas W. Scott           2003(4)    $154,500        $0              0
(President/                2002       $180,000        $0         66,000(2)
Chief Operating Officer)   2001       $180,000        $0        132,000(3)
Jay C. Leatherman, Jr.     2003(4)    $120,616        $0              0
(Chief Financial Officer)  2002       $131,230        $0         43,750(2)
                           2001       $125,000        $0         87,500(3)
Douglas Lewis              2003       $126,000        $0              0
(Vice President/President  2002       $126,000        $0              0
  of USDTL)                2001       $126,000        $0              0


(1) Does not include amounts reimbursed for business-related expenses incurred by the executive officers on behalf of the Company.

(2) Reflects additional stock options granted to executive officers by the Company's Board of Directors in January 2002.

(3) Reflects additional stock options granted to executive officers by the Company's Board of Directors in September 2001.

(4) Reflects temporary salary reductions in effect during Fiscal 2003.


     Stock Option Grants in Last Fiscal Year. No stock options were granted during Fiscal 2003.

     Option Exercises in Last Fiscal Year and Year-Ended Option Values. No stock options or stock appreciation rights were exercised by the executive officers in Fiscal 2003.

     As of September 30, 2003, the executive officers held options as follows, none of which are in the money:

                              Options                    Value of Options
                    Total Options  Exercisable    Exercisable  Not Exercisable

 Peter Phildius       2,178,000     1,170,000      $  0             $  0
 Douglas Scott        1,398,000       870,000         0                0
 Jay Leatherman         651,250       301,250         0                0
 Douglas Lewis          250,000       100,000         0                0



Employment Agreements.

     Messrs. Phildius and Scott are covered by Employment Agreements (the "Employment Agreements") which commenced on May 19, 1995. Pursuant to the Employment Agreements, if Messrs. Phildius and/or Scott are terminated without "Cause" (as such term is defined in the Employment Agreements) by the Company or if Messrs. Phildius and/or Scott terminate their employment as a result of a breach by the Company of its obligations under such Agreements, he will be entitled to receive his annual base salary ($200,000 for Mr. Phildius and $180,000 for Mr. Scott) for a period of up to 18 months following such termination. In addition, if there is a "Change of Control" of the Company (as such term is defined in the Employment Agreements) and, within two years following such "Change of Control", either of Messrs. Phildius or Scott is terminated without cause by the Company or terminates his employment as a result of a breach by the Company, such executive will be entitled to certain payments and benefits, including the payment, in a lump sum, of an amount equal to up to two times the sum of (i) the executive's annual base salary and (ii) the executive's most recent annual bonus (if any). In addition, pursuant to the Employment Agreements, which have a three-year term (subject to extension), Messrs. Phildius and Scott are each entitled to annual bonus payments of up to $150,000 if the Company achieves certain levels of pre-tax income (as such term is defined in such Agreements) or alternative net income objectives established by the Board of Directors.

     In July 1999, the Company entered into employment agreements with two executives of USDTL. The agreements provide for annual compensation aggregating $226,000 per year, plus cost-of-living increases and bonuses or commissions, as defined. The agreements terminated on December 1, 2003. Expenses under these agreements totaled approximately $245,000 and $238,000 in 2003 and 2002, respectively.

REQUIRED VOTE

     Election of each of the five nominees for director requires, under Avitar's Bylaws, the affirmative vote of the holders of a majority of the Avitar Common Stock and other voting shares present in person or by proxy at the Avitar Annual Meeting (assuming a quorum exists) and entitled to vote thereon.

BOARD RECOMMENDATION

     The Avitar Board of Directors unanimously recommends a vote FOR election of all of the five nominees for director.




                                   ITEM NO. 2

RATIFICATION AND APPROVAL OF THE ISSUANCE OF THE MAXIMUM NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK ISSUED OR ISSUABLE IN CONNECTION WITH THE MAY 2004 PRIVATE PLACEMENT.

     The Board of Directors has unanimously approved, and is hereby soliciting stockholder approval of, the issuance and reservation of up to the maximum number of shares of common stock issuable in connection with the May 2004 Private Placement described below.

BACKGROUND

     During fiscal year 2004, the Company's cash requirements include primarily the funding of operating losses, the payment of outstanding accounts payable, the funding of operating capital to grow the Company's drugs of abuse testing products and services, and the continued funding for the development of its ORALscreen product line. The cash available at June 30, 2004, along with cash received from the private placement in August 2004 (discussed below) and anticipated customer receipts, is expected to be sufficient to fund the operations of the Company through November 2004.

     During Fiscal 2004 to date, the Company has raised gross proceeds of approximately $3.25 million in private placements of convertible preferred stock and warrants. These proceeds were raised as follows:

     a) $1 million in the Second Closing of the September 2003 Private Placement with Gryphon Master Fund, L.P. ("Gryphon"), which occurred in March 2004 after shareholder approval for issuance of 6% Convertible Preferred Stock was received in the Special Shareholders Meeting held in February 2004;

     b) $1 million in a private placement of Series A Convertible Preferred Stock and Warrants with GCA Strategic Investment Fund in May 2004, at which time the Company also exchanged Series A Convertible Preferred Stock with Global Capital Funding Group, L.P. for cancellation of $1.25 million of long-term debt plus accrued interest (collectively, the "May 2004 Private Placement"); and

     c) $1,250,000 in a private placement of Series A Convertible Preferred Stock and Warrants with GCA Strategic Investment Fund held in August 2004 (the "August 2004 Private Placement," discussed in Item 3 below).

     Also during Fiscal 2004, the Company received the initial gross proceeds of $500,000 from the sale of a subsidiary in December 2003.

     Beyond November 2004, the Company will require significant additional financing from outside sources to fund its operations. The Company plans to continue working with placement agents and/or investment fund managers in order to raise approximately $8 million during Fiscal 2005 from the sales of equity and/or debt securities. In the first step, the Company proposes to raise gross proceeds of $750 thousand in exchange for 750 shares of Series A Convertible Preferred Stock and Warrants to purchase 75,000 shares of common stock (the "New Private Placement," discussed in Item 4 below).

     The Company plans to use the proceeds from these financings to provide working capital and capital equipment funding to operate the Company, to expand the Company's business, to further develop and enhance the ORALscreen drug screening systems and to pursue the development of in-vitro oral fluid diagnostic testing products. However, there can be no assurance that these additional financings will be achieved.

     The securities offered in the May 2004 Private Placement, the August 2004 Private Placement and the New Private Placement, all described in this Proxy Statement have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. See "Key Terms of The May 2004 Private Placement, Registration of Shares of Common Stock," below.



SECURITIES ISSUED IN THE MAY 2004 PRIVATE PLACEMENT

     In the May 2004 Private Placement, the Company:

     - Issued to GCA Strategic Investment Fund 1,000 shares of Series A Convertible Preferred Stock and warrants to purchase 100,000 shares of common stock at an initial exercise price of $0.126 (105% of the closing bid price on the day prior to the closing), all in exchange for the $1 million in gross proceeds.

     - Issued to Global Capital Funding Group, L.P. 1,316 shares of Series A Convertible Preferred Stock in exchange for cancellation of $1.25 million of long-term debt plus accrued interest.

Preferred Conversion Price.

     Each of the shares of the Series A Convertible Preferred Stock is in the principal amount of $1,000 and all the shares are convertible into common stock at the Preferred Conversion Price, which is the lesser of (a) the closing bid price on the day prior to the closing ($0.12 per share for the May 2004 Private Placement) or (b) 85% of the average of the three lowest closing bid prices, as reported by Bloomberg, for the ten (10) trading days immediately prior to the related notice of conversion, provided however, that the Preferred Conversion Price will have a floor price equal to 50% of the closing price reported by Bloomberg on the day of the closing. If the price of the common stock is below said floor for any five (5) out of ten (10) consecutive trading days, then the floor shall be reduced to 50% of the floor then in effect, on a continuing basis. However, no shares of common stock may be issued in connection with the May 2004 Private Placement in excess of 19.9% of the shares outstanding prior to the closing, that is 21,825,480 shares (19.9% of the shares then outstanding) without the approval of the shareholders of the Company in accordance with The American Stock Exchange (AMEX) rules.

     Applying the above formula to recent notices of conversion, the Preferred Conversion Price is $0.09 and the Company is seeking shareholder approval for the maximum number of shares into which the Series A Convertible Preferred Stock may be converted at that Preferred Conversion Price. As of August 1, 2004, GCA Strategic Investment Fund had previously converted 750 shares of Series A Convertible Preferred Stock into approximately 8.5 million shares of common stock at an average Preferred Conversion Price of approximately $0.09 per share.

REASONS FOR THIS PROPOSAL

     To comply with applicable AMEX rules, the Company is seeking the approval of its shareholders for the issuance and reservation of all shares of common stock issued or issuable in connection with the May 2004 Private Placement based upon the recent Preferred Conversion Price.

     The Company's common stock trades on AMEX. According to AMEX Listing Standard Section 713, the Company is required to obtain stockholder approval of the sale, issuance or potential issuance of the Company's common stock, or securities convertible into the Company's common stock, if the aggregate number of shares to be issued or could be issued in the transaction and related transactions equals or exceeds 20% of the Company's then outstanding shares of common stock on the date of issuance (the "Share Limit") and the purchase price for such securities is less than the greater of the book value or market value of the common stock on the date of issuance (the "Value Limit").

     As of the commencement of the May 2004 Private Placement, the aggregate number of shares of common stock that may be issuable in the May 2004 Private Placement upon conversion of the Series A Convertible Preferred Stock, exceeded the Share Limit and the purchase price was less than the Value Limit. Therefore, in accordance with AMEX Listing Standard Section 713, the Company is asking its stockholders to ratify and approve the issuance and reservation of the maximum number of shares of Common Stock issuable in the May 2004 Private Placement based upon the recent Preferred Conversion Price.



TOTAL SHARES OF COMMON STOCK THAT COULD BE ISSUED IN THE MAY 2004 PRIVATE PLACEMENT

         Shares that may be issued upon conversion of
         2,316 shares of Series A Convertible Preferred Stock at
         maximum price ($0.12)                                        19,300,000

         Additional Shares that may be issued upon conversion of
         Series A Convertible Preferred Stock at
         recent Preferred Conversion  Price ($0.09)                    6,433,333

         Shares underlying warrants that may be issued                   100,000

         Shares that may be issued for 4% Dividend                       166,667

         Total Shares To Be Issued and Issuable In Connection
            With The May 2004 Private Placement                       26,000,000


     Based upon the recent Preferred Conversion Price, the maximum number of shares that could be issued from the May 2004 Private Placement is 26,000,000 or 23.7% of the 109,675,770 shares that were outstanding before the May 2004
Private Placement. However, no shares of common stock may be issued in connection with the May 2004 Private Placement in excess of 19.9% of the shares outstanding prior to the closing, that is 21,825,480 shares (19.9% of the shares then outstanding) without the approval of the shareholders of the Company in accordance with The American Stock Exchange (AMEX) rules.

     The August 2004 Private Placement discussed in Item 3 below also involved the issuance of Series A Convertible Preferred Stock to GCA Strategic Investment Fund. When the May 2004 Private Placement is aggregated with the maximum number of shares from the August 2004 Private Placement (14,100,000), the combined number of shares issuable would be 40,100,000 or 36.6%. Further, if the number of shares issuable from the New Private Placement 8,500,000 were aggregated with both the May 2004 Private Placement and the August 2004 Private Placement, the combined number of shares issuable would be 48.6 million shares or 44.3%.



KEY TERMS OF THE MAY 2004 PRIVATE PLACEMENT

Registration  of Shares of Common Stock.

     The Company has agreed to register the shares of common stock issuable in connection with the May 2004 Private Placement, including shares issuable upon conversion of the Series A Convertible Preferred Stock and upon exercise of the Warrants. If the Registration Statement did not become effective by the agreed Effective Date or if its effectiveness were not maintained during the agreed period, the Company will be obligated to pay liquidated damages of 1% of the outstanding principal amount of the Preferred Shares, prorated, for each 30 day period the Registration Statement is not declared effective.

Optional  Conversion  of Series A  Convertible  Preferred  Stock.

     The shares of Series A Convertible Preferred Stock from the May 2004 Private Placement are convertible, at the option of the holders, into shares of common stock at the Preferred Conversion Price described above, but in a number of shares no more than 19.9% of the shares outstanding prior to the closing, that is 21,825,480 shares, until the receipt of shareholder approval.

CONSEQUENCES IF SHAREHOLDERS DO NOT RATIFY AND APPROVE THE MAY 2004 PRIVATE PLACEMENT

     If ratification and approval of the May 2004 Private Placement is not obtained, it is possible that the Company may exceed the Share Limit and therefore be subject to delisting. Further, if shareholder approval is not obtained for either of Proposal 2 or 3, the Company may exceed the Share Limit and therefore be subject to delisting.


REQUIRED VOTE

     Ratification and approval of the issuance and reservation of the maximum number of shares of common stock issued or issuable in connection with the May 2004 Private Placement requires the affirmative vote of the holders of a majority of the Avitar Common Stock and Preferred Stock present in person or by proxy at the Annual Meeting (assuming a quorum exists) and entitled to vote thereon.

BOARD RECOMMENDATION

     The Board of Directors of Avitar unanimously recommends a vote FOR ratification and approval of the issuance and reservation of the maximum number of shares issued or issuable in connection with the May 2004 Private Placement.


                                   ITEM NO. 3

RATIFICATION AND APPROVAL OF THE ISSUANCE OF THE MAXIMUM NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK ISSUED OR ISSUABLE IN CONNECTION WITH THE AUGUST 2004 PRIVATE PLACEMENT.

     The Board of Directors has unanimously approved, and is hereby soliciting stockholder approval of, the issuance and reservation of up to the maximum number of shares of common stock issuable in connection with the August 2004 Private Placement described below.

BACKGROUND

     During fiscal year 2004, the Company's cash requirements include primarily the funding of operating losses, the payment of outstanding accounts payable, the funding of operating capital to grow the Company's drugs of abuse testing products and services, and the continued funding for the development of its ORALscreen product line. The cash available at June 30, 2004, along with cash received from the August 2004 Private Placement and anticipated customer receipts, is expected to be sufficient to fund the operations of the Company through November 2004.

     During Fiscal 2004 to date, the Company has raised gross proceeds of approximately $3.25 million in private placements of convertible preferred stock and warrants. These proceeds were raised as follows:

     a) $1 million in the Second Closing of the September 2003 Private Placement with Gryphon Master Fund, L.P. ("Gryphon"), which occurred in March 2004 after shareholder approval for issuance of 6% Convertible Preferred Stock was received in the Special Shareholders Meeting held in February 2004;

     b) $1 million in a private placement of Series A Convertible Preferred Stock and Warrants with GCA Strategic Investment Fund in May 2004, at which time the Company also exchanged Series A Convertible Preferred Stock with Global Capital Funding Group, L.P. for cancellation of $1.25 million of long-term debt plus accrued interest (collectively, the "May 2004 Private Placement"); and

     c) $1,250,000 in a private placement of Series A Convertible Preferred Stock and Warrants with GCA Strategic Investment Fund held in August 2004 (the "August 2004 Private Placement").

     Also during Fiscal 2004, the Company received the initial gross proceeds of $500,000 from the sale of a subsidiary in December 2003.

     Beyond November 2004, the Company will require significant additional financing from outside sources to fund its operations. The Company plans to continue working with placement agents and/or investment fund managers in order to raise approximately $8 million during Fiscal 2005 from the sales of equity and/or debt securities. In the first step, the Company proposes to raise gross proceeds of $750 thousand in exchange for 750 shares of Series A Convertible Preferred Stock and Warrants to purchase 75,000 shares of common stock (the "New Private Placement," discussed in Item 4 below).

     The Company plans to use the proceeds from these financings to provide working capital and capital equipment funding to operate the Company, to expand the Company's business, to further develop and enhance the ORALscreen drug screening systems and to pursue the development of in-vitro oral fluid diagnostic testing products. However, there can be no assurance that these additional financings will be achieved.

SECURITIES ISSUED IN THE AUGUST 2004 PRIVATE PLACEMENT

     In the August 2004 Private Placement, the Company issued to GCA Strategic Investment Fund:

     -    1,250 shares of Series A Convertible Preferred Stock, and

     - Warrants to purchase 125,000 shares of common stock at an initial exercise price of $0.095 (105% of the closing bid price on the day prior to closing),

all in exchange for the $1,250,000 in gross proceeds.

Preferred Conversion Price.

     Each of the shares of the Series A Convertible Preferred Stock is in the principal amount of $1,000 and all the shares are convertible into common stock at the Preferred Conversion Price, which is the lesser of (a) the closing bid price on the day prior to the closing ($0.09 per share for the August 2004 Private Placement) or (b) 85% of the average of the three lowest closing bid prices, as reported by Bloomberg, for the ten (10) trading days immediately prior to the related notice of conversion, provided however, that the Preferred Conversion Price will have a floor price equal to 50% of the closing price reported by Bloomberg on the day of the closing. If the price of the common stock is below said floor for any five (5) out of ten (10) consecutive trading days, then the floor shall be reduced to 50% of the floor then in effect, on a continuing basis. However, no shares of common stock may be issued in connection with the August 2004 Private Placement, including the shares issued in connection with the May 2004 Private Placement, in excess of 19.9% of the shares outstanding prior to the closing of the May 2004 Private Placement, that is 21,825,480 shares, without the approval of the shareholders of the Company in accordance with AMEX rules.

     Applying the above formula to recent notices of conversion, the Preferred Conversion Price is $0.09 and the Company is seeking shareholder approval for the maximum number of shares into which the Series A Convertible Preferred Stock may be converted at that Preferred Conversion Price.

REASONS FOR THIS PROPOSAL

     To comply with applicable AMEX rules, the Company is seeking the approval of its shareholders for the issuance and reservation of all shares of common stock issued or issuable in connection with the August 2004 Private Placement based upon the recent Preferred Conversion Price.

     The Company's common stock trades on AMEX. According to AMEX Listing Standard Section 713, the Company is required to obtain stockholder approval of the sale, issuance or potential issuance of the Company's common stock, or securities convertible into the Company's common stock, if the aggregate number of shares to be issued or could be issued in the transaction and related transactions equals or exceeds 20% of the Company's then outstanding shares of common stock on the date of issuance (the "Share Limit") and the purchase price for such securities is less than the greater of the book value or market value of the common stock on the date of issuance (the "Value Limit").

     The aggregate number of shares of common stock that may be issuable in connection with the August 2004 Private Placement exceeded the Share Limit and the purchase price was less than the Value Limit. Therefore, in accordance with AMEX Listing Standard Section 713, the Company is asking its stockholders to ratify and approve the issuance and reservation of the maximum number of shares of Common Stock issuable in connection with the August 2004 Private Placement based upon the recent Preferred Conversion Price.


TOTAL SHARES OF COMMON STOCK THAT COULD BE ISSUED IN THE AUGUST 2004 PRIVATE PLACEMENT

         Shares that may be issued upon conversion of 1,250
         shares of Series A Convertible Preferred Stock at
         recent Preferred Conversion  Price ($0.09)                   13,888,888

         Shares underlying warrants that may be issued                   125,000

         Shares that may be issued for 4% Dividend                        86,112

         Total Shares To Be Issued and Issuable In
          the  August 2004 Private Placement                          14,100,000


     Based upon the recent Preferred Conversion Price, the maximum number of shares that could be issued from the August 2004 Private Placement is 14,100,000 or 12.9% of the 109,675,770 shares that were outstanding before the May 2004 Private Placement. When the August 2004 Private Placement is aggregated with the maximum number of shares from the May 2004 Private Placement (26,000,000), the combined number of shares issuable would be 40,100,000 or 36.6%. Further, if the number of shares issuable from the New Private Placement 8,500,000 were aggregated with both the May 2004 Private Placement and the August 2004 Private Placement, the combined number of shares issuable would be 48.6 million shares or 44.3%.

     However, no shares of common stock may be issued in connection with the August 2004 Private Placement in excess of 19.9% of the shares outstanding prior to the closing of the May 2004 Private Placement, that is 21,825,480 shares (19.9% of the shares then outstanding) without the approval of the shareholders of the Company in accordance with AMEX rules.


KEY TERMS OF THE AUGUST 2004 PRIVATE PLACEMENT

Registration of Shares of Common Stock.

     The Company has agreed to register the shares of common stock issuable in connection with the August 2004 Private Placement, including shares issuable upon conversion of the Series A Convertible Preferred Stock and upon exercise of the Warrants. If the Registration Statement did not become effective by the agreed Effective Date or if its effectiveness were not maintained during the agreed period, the Company will be obligated to pay liquidated damages of 1% of the outstanding principal amount of the Preferred Shares, prorated, for each 30 day period the Registration Statement is not declared effective.

Optional Conversion of Series A Convertible Preferred Stock.

     The shares of Series A Convertible Preferred Stock from the August 2004 Private Placement are convertible, at the option of the holders, into shares of common stock at the Preferred Conversion Price described above, but in a number of shares no more than 19.9% of the shares outstanding prior to the closing of the May 2004 Private Placement, that is 21,825,480 shares, until the receipt of shareholder approval.

CONSEQUENCES IF SHAREHOLDERS DO NOT RATIFY AND APPROVE THE AUGUST 2004 PRIVATE PLACEMENT

     If ratification and approval of the August 2004 Private Placement is not obtained, it is possible that the Company may exceed the Share Limit and therefore be subject to delisting. Further, if shareholder approval is not obtained for either of Proposal 2 or 3, the Company may exceed the Share Limit and therefore be subject to delisting.


REQUIRED VOTE

     Ratification and approval of the issuance and reservation of the maximum number of shares of common stock issued or issuable in connection with the August 2004 Private Placement requires the affirmative vote of the holders of a majority of the Avitar Common Stock and Preferred Stock present in person or by proxy at the Annual Meeting (assuming a quorum exists) and entitled to vote thereon.

BOARD RECOMMENDATION

     The Board of Directors of Avitar unanimously recommends a vote FOR ratification and approval of the issuance and reservation of the maximum number of shares issued or issuable in connection with the August 2004 Private Placement.


                                   ITEM NO. 4

APPROVAL OF THE ISSUANCE OF THE MAXIMUM NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK ISSUED OR ISSUABLE IN CONNECTION WITH THE NEW PRIVATE PLACEMENT.

     The Board of Directors has unanimously approved, and is hereby soliciting stockholder approval of, the issuance and reservation of up to the maximum number of shares of common stock issuable in connection with the New Private Placement described below.

BACKGROUND

     During fiscal year 2004, the Company's cash requirements include primarily the funding of operating losses, the payment of outstanding accounts payable, the funding of operating capital to grow the Company's drugs of abuse testing products and services, and the continued funding for the development of its ORALscreen product line. The cash available at June 30, 2004, along with cash received from the August 2004 Private Placement and anticipated customer receipts, is expected to be sufficient to fund the operations of the Company through November 2004.

     During Fiscal 2004 to date, the Company has raised gross proceeds of approximately $3.25 million in private placements of convertible preferred stock and warrants. These proceeds were raised as follows:

     a) $1 million in the Second Closing of the September 2003 Private Placement with Gryphon Master Fund, L.P. ("Gryphon"), which occurred in March 2004 after shareholder approval for issuance of 6% Convertible Preferred Stock was received in the Special Shareholders Meeting held in February 2004;

     b) $1 million in a private placement of Series A Convertible Preferred Stock and Warrants with GCA Strategic Investment Fund in May 2004, at which time the Company also exchanged Series A Convertible Preferred Stock with Global Capital Funding Group, L.P. for cancellation of $1.25 million of long-term debt plus accrued interest (collectively, the "May 2004 Private Placement"); and

     c) $1,250,000 in a private placement of Series A Convertible Preferred Stock and Warrants with GCA Strategic Investment Fund held in August 2004 (the "August 2004 Private Placement").

     Also during Fiscal 2004, the Company received the initial gross proceeds of $500,000 from the sale of a subsidiary in December 2003.

     Beyond November 2004, the Company will require significant additional financing from outside sources to fund its operations. The Company plans to continue working with placement agents and/or investment fund managers in order to raise approximately $8 million during Fiscal 2005 from the sales of equity and/or debt securities. In the first step, the Company proposes to raise gross proceeds of $750 thousand in exchange for 750 shares of Series A Convertible Preferred Stock and Warrants to purchase 75,000 shares of common stock (the "New Private Placement," discussed in this Item 4 below).

     The Company plans to use the proceeds from these financings to provide working capital and capital equipment funding to operate the Company, to expand the Company's business, to further develop and enhance the ORALscreen drug screening systems and to pursue the development of in-vitro oral fluid diagnostic testing products. However, there can be no assurance that these additional financings will be achieved.

SECURITIES TO BE ISSUED IN THE NEW PRIVATE PLACEMENT

     In the New Private Placement, the Company intends to issue in FISCAL 2005:

     -    750 shares of Series A Convertible Preferred Stock, and

     - Warrants to purchase 75,000 shares of common stock at an initial exercise price of $0.095 (105% of the closing bid price on the day prior to the closing),

all in exchange for the $750,000 in gross proceeds.

Preferred Conversion Price.

     Each of the shares of the Series A Convertible Preferred Stock is in the principal amount of $1,000 and all the shares are convertible into common stock at the Preferred Conversion Price, which is the lesser of (a) the closing bid price on the day prior to the closing or (b) 85% of the average of the three lowest closing bid prices, as reported by Bloomberg, for the ten (10) trading days immediately prior to the related notice of conversion, provided however, that the Preferred Conversion Price will have a floor price equal to 50% of the closing price reported by Bloomberg on the day of the closing. If the price of the common stock is below said floor for any five (5) out of ten (10) consecutive trading days, then the floor shall be reduced to 50% of the floor then in effect, on a continuing basis. However, no shares of common stock may be issued in connection with the New Private Placement, including the shares issued in connection with the May 2004 and August 2004 Private Placements, in excess of 19.9% of the shares outstanding prior to the closing of the May 2004 Private Placement, that is 21,825,480 shares, without the approval of the shareholders of the Company in accordance with AMEX rules.

     Applying the above formula to recent notices of conversion, the Preferred Conversion Price is $0.09 and the Company is seeking shareholder approval for the maximum number of shares into which the Series A Convertible Preferred Stock may be converted at that Preferred Conversion Price.

REASONS FOR THIS PROPOSAL

     To comply with applicable AMEX rules, the Company is seeking the approval of its shareholders for the issuance and reservation of all shares of common stock issued or issuable in connection with the New Private Placement based upon the recent Preferred Conversion Price.

     The Company's common stock trades on AMEX. According to AMEX Listing Standard Section 713, the Company is required to obtain stockholder approval of the sale, issuance or potential issuance of the Company's common stock, or securities convertible into the Company's common stock, if the aggregate number of shares to be issued or could be issued in the transaction and related transactions equals or exceeds 20% of the Company's then outstanding shares of common stock on the date of issuance (the "Share Limit") and the purchase price for such securities is less than the greater of the book value or market value of the common stock on the date of issuance (the "Value Limit").

     The aggregate number of shares of common stock that may be issuable in connection with the New Private Placement exceeded the Share Limit and the purchase price was less than the Value Limit. Therefore, in accordance with AMEX Listing Standard Section 713, the Company is asking its stockholders to ratify and approve the issuance and reservation of the maximum number of shares of Common Stock issuable in connection with the New Private Placement based upon the recent Preferred Conversion Price.


TOTAL SHARES OF COMMON STOCK THAT COULD BE ISSUED IN THE NEW PRIVATE PLACEMENT

         Shares that may be issued upon conversion of
         750 shares of Series A Convertible Preferred Stock at
         recent Preferred Conversion  Price ($0.09)                    8,333,333

         Shares underlying warrants that may be issued                    75,000

         Shares that may be issued for 4% Dividend                        91,667

         Total Shares To Be Issued and Issuable In
          the  New Private Placement                                   8,500,000


     Based upon the recent Preferred Conversion Price, the maximum number of shares that could be issued from the New Private Placement is 8,500,000 or 7.8% of the 109,675,770 shares that were outstanding before the May 2004 Private Placement. When the number of shares issuable from the New Private Placement 8,500,000 were aggregated with both the May 2004 Private Placement and the August 2004 Private Placement, the combined number of shares issuable would be
48.6 million shares or 44.3%.

     However, no shares of common stock may be issued in connection with the New Private Placement in excess of 19.9% of the shares outstanding prior to the closing of the May 2004 Private Placement, that is 21,825,480 shares (19.9% of the shares then outstanding) without the approval of the shareholders of the Company in accordance with AMEX rules.


KEY TERMS OF THE NEW PRIVATE PLACEMENT

Registration of Shares of Common Stock.

     The Company has agreed to register the shares of common stock issuable in connection with the New Private Placement, including shares issuable upon conversion of the Series A Convertible Preferred Stock and upon exercise of the Warrants. If the Registration Statement did not become effective by the agreed Effective Date or if its effectiveness were not maintained during the agreed period, the Company will be obligated to pay liquidated damages of 1% of the outstanding principal amount of the Preferred Shares, prorated, for each 30 day period the Registration Statement is not declared effective.

Optional Conversion of Series A Convertible Preferred Stock.

     The shares of Series A Convertible Preferred Stock from the New Private Placement are convertible, at the option of the holders, into shares of common stock at the Preferred Conversion Price described above, but in a number of shares no more than 19.9% of the shares outstanding prior to the closing of the May 2004 Private Placement, that is 21,825,480 shares, until the receipt of shareholder approval.

CONSEQUENCES IF SHAREHOLDERS DO NOT RATIFY AND APPROVE THE NEW PRIVATE PLACEMENT

     If approval of the New Private Placement is not obtained, it would delay necessary funding and may have an adverse effect upon the financial position of the Company. If approval of the New Private Placement is not obtained, it is possible that the Company may exceed the Share Limit and therefore be subject to delisting. Further, if shareholder approval is not obtained for any of Proposals 2, 3 or 4, the Company may exceed the Share Limit and therefore be subject to delisting.

REQUIRED VOTE

     Ratification and approval of the issuance and reservation of the maximum number of shares of common stock issued or issuable in connection with the New Private Placement requires the affirmative vote of the holders of a majority of the Avitar Common Stock and Preferred Stock present in person or by proxy at the Annual Meeting (assuming a quorum exists) and entitled to vote thereon.

BOARD RECOMMENDATION

     The Board of Directors of Avitar unanimously recommends a vote FOR approval of the issuance and reservation of the maximum number of shares issued or issuable in connection with the New Private Placement.




                                   ITEM NO. 5

APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION TO EFFECT AN INCREASE OF AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 300,000,000

     The Board of Directors has unanimously approved, and is hereby soliciting stockholder approval of, an amendment to the Certificate of Incorporation (the "Amendment"), effecting an increase in the number of authorized shares of Common Stock from 200,000,000 to 300,000,000.

     The Certificate of Incorporation now provides for 200,000,000 authorized shares of Common Stock, par value $.01 per share, of which 117,894,840 were issued and outstanding as of the Record Date; and 5,000,000 shares of Preferred Stock, par value $.01, of which 47,446 were issued and outstanding as of the Record Date. The Amendment would increase the number of authorized shares of Common Stock to 300,000,000.

REASONS FOR THE INCREASE

     To comply with applicable rules of The American Stock Exchange (AMEX), the Company is seeking the approval of its shareholders for the increase in its authorized shares of common stock, as determined by the Board of Directors, from 200,000,000 to 300,000,000 ("Shareholder Approval").

     Subject to Shareholder Approval and in view of adjustments, the outstanding Preferred Stock will be convertible in the aggregate into approximately 44.6 million shares of common stock. Further, holders of outstanding warrants are entitled to purchase approximately 12 million shares of common stock at prices ranging from $.01 to $2.26. Finally, there are outstanding employee stock options (approximately 45% vested) to purchase approximately 8.6 million shares of common stock at prices ranging primarily from $.19 to $3.11 and an additional
3.4 million shares have been reserved for future employee stock options and an additional approximately 850,000 shares of common stock are reserved for the 2001 Employee Stock Purchase Plan. Therefore, on a fully diluted basis and in view of adjustments and the proposed New Private Placement, the Company may require approximately 200 million shares.

     The proposed increase to 300,000,000 authorized shares of Common Stock will be shares reserved for future financings to maintain and grow the business and completion of acquisitions as described below. After Shareholder Approval, approximately 100 million shares should be available for future financings and acquisitions.

     Proceeds from both any exercises of outstanding warrants and options and the New Private Placement are anticipated to be used primarily to provide the necessary working capital to operate Avitar. For the balance of calendar year 2004, Avitar's cash requirements are expected to include primarily the funding of operating losses, the payment of outstanding accounts payable and, to the extent available, the funding of operating capital to grow Avitar's rapid diagnostic testing and other lines of business.

     The Board of Directors determined to increase the authorized Common Stock to 300,000,000 shares to ensure that sufficient shares of Common Stock were authorized and available to cover the outstanding convertible Preferred Stock, warrants and options and the New Private Placement and any additional shares of Common or Preferred Stock and warrants or options, which it may determine to issue or grant in the future.

     Further, Avitar may explore possible acquisitions, which would likely involve the issuance of some or all of the additional authorized shares of common stock as all or a portion of the purchase prices of any acquisitions of companies, businesses and/or assets it may effect in the future. In such an event, Avitar's stockholders may not need to be solicited for any specific acquisitions if they approve the current proposal to increase Avitar's authorized common stock. Accordingly, Avitar's stockholders' only opportunity to specifically vote on and approve any such acquisitions could be their vote on the current proposal to increase Avitar's authorized common stock. Except as disclosed above, Avitar does not believe that the increase in its authorized common stock will have any significant effects on the stockholders of Avitar, nor does it believe that such increase will have any significant benefits to the officers, directors or affiliates of Avitar.

     In order to effect the increase, the stockholders are being asked to approve the Amendment. The Board of Directors believes that the increase is in the best interests of Avitar and has unanimously approved the increase. The Board of Directors may make any and all changes to the Amendment that it deems necessary in order to file the Amendment with the Delaware Secretary of State and give effect to the increase.

NO DISSENTERS' RIGHTS

     Dissenting stockholders have no appraisal rights under Delaware law or under the Company's Certificate of Incorporation or Bylaws in connection with the increase.

REQUIRED VOTE

     Pursuant to the Delaware General Corporation Law, the approval of the Amendment to Avitar's Certificate of Incorporation to provide for the increase in number of authorized shares of Common Stock requires the affirmative vote of the holders of a majority of the outstanding shares of Avitar Common Stock and Preferred Stock.

BOARD RECOMMENDATION

     The Board of Directors of Avitar unanimously recommends a vote FOR the Amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 300,000,000.



                                   ITEM NO. 6
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of Avitar selected BDO Seidman, LLP as auditors for the fiscal year ending September 30, 2004, subject to stockholder approval by ratification. BDO Seidman, LLP has been the independent auditors for Avitar since December 1992. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting, at which time he or she will be afforded an opportunity to make a statement, and will be available to respond to questions.

     The Board of Directors of Avitar may, in its discretion, direct appointment of new independent auditors at any time during the fiscal year if the Board believes such change would be in the best interests of Avitar and its stockholders. No such change is anticipated.

REQUIRED VOTE

     Approval of ratification of BDO Seidman, LLP requires the affirmative vote of the holders of a majority of the Avitar Common Stock and Preferred Stock present in person or by proxy at the Avitar Annual Meeting (assuming a quorum exists) and entitled to vote thereon.

BOARD RECOMMENDATION

     The Board of Directors of Avitar unanimously recommends a vote FOR the ratification of BDO Seidman, LLP as auditors for the fiscal year ending September 30, 2004.

                                 OTHER BUSINESS

     The proxy confers discretionary authority on the proxies with respect to any other business, which may come before the Annual Meeting. The Board of Directors of Avitar knows of no other matters to be presented at the Annual Meeting. The persons named in the proxy will vote the shares for which they hold proxies according to their best judgment if any matters not included in this Proxy Statement properly come before the meeting.

                                 CODE OF ETHICS

     Avitar has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller and all persons performing similar functions, if any. The Company will provide to any person without charge, upon request, a copy of such code of ethics. Requests should be made in writing to: Corporate Secretary, Avitar, Inc., 65 Dan Road Canton, MA 02021.

                  INCORPORATION OF ANNUAL REPORT ON FORM 10-KSB

     We are incorporating by reference the information contained in the Annual Report on Form 10-KSB for the year ended September 30, 2003, including our most recent audited financial statements and management's discussion and analysis of financial condition and results of operations. The Annual Report was filed with the SEC under the Exchange Act and will be delivered to our shareholders with this Proxy Statement.

                              STOCKHOLDER PROPOSALS

     Any stockholder proposal to be included in the proxy statement and form of proxy relating to the 2005 Annual Meeting of Avitar Stockholders must be received by the close of business on April 30, 2005 and must comply in all other respects with the rules and regulations of the Securities and Exchange Commission. Proposals should be addressed to: Corporate Secretary, Avitar, Inc., 65 Dan Road, Canton, Massachusetts 02021.

APPENDIX A

                                  AVITAR, INC.
                             AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the board of directors known as the audit committee. The audit committee shall be comprised of directors, the majority of whom are independent (as defined in the American Stock Exchange Listing Standards) of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the corporation.

Responsibilities

The audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and ensure to the directors and shareholders that the accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out its responsibilities, the audit committee will:

1.   Review and make a recommendation to the directors regarding the independent
     auditors  to  be  selected  to  audit  the  financial   statements  of  the
     corporation and its subsidiaries.

2. Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and to review such audit, including any comment or recommendations of the independent auditors.

3. Review with the independent auditors and the corporation's internal financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls procedures of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

4. Review the audited financial statements to be included in the annual report to shareholders and the annual report filed with Securities and Exchange Commission ("SEC") on Form 10KSB with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders and filed with the SEC. Make a recommendation to the board of directors regarding the inclusion of the audited financial statements in such annual reports. Any changes in accounting principles should be reviewed.

5. Review the financial information included in the corporations' Quarterly Reports on Form 10QSB prior to the corporation filing such reports with Securities and Exchange Commission.

6. Provide sufficient opportunity for the independent auditors to meet with members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

7. Review the matters discussed at each committee meeting with the board of directors.

8. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                          SHARES AVITAR, INC. PROXY NO.
                    65 Dan Road, Canton, Massachusetts 02021

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter P. Phildius and Douglas W. Scott as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below and on the reverse hereof, all shares of common stock of Avitar, Inc. ("Avitar") or shares of Series B, C or D Preferred Stock of Avitar held of record by the undersigned on August 16, 2004 at the Annual Meeting of stockholders of Avitar to be held on September 28, 2004 or any adjournments thereof.

     The undersigned hereby revokes any proxies heretofore given to vote said shares.


     The undersigned hereby acknowledges receipt of Avitar's Annual Report for 2003 and of the Notice of Annual Meeting of Stockholders and attached Proxy Statement dated August 27, 2004.


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Items 1, 2, 3, 4, 5 and 6. Please sign exactly as your name appears to the left hereof. When signing as corporate officer, partner, attorney, administrator, trustee or guardian, please give your full title as such. Dated , 2004



                                            Authorized Signature
                                            Title

Please mark boxes on reverse hereof in blue or black ink. Please date, sign and return this Proxy Card promptly using the enclosed envelope.

1. Election of Directors.

For all nominees listed below (except as marked to the contrary listed below) [ _ ]

Withhold Authority to vote for all nominees marked to the contrary below  [ _ ]

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

Peter P. Phildius            Douglas W. Scott               Neil R.Gordon
                 James Groth              Charles R. McCarthy, Jr.

2. To ratify and approve the issuance and reservation of shares of common stock issuable in connection with the May 2004 Private Placement as described in the Proxy Statement.

            For                         Against         Abstain
            ----------------   ----------------        -------------
3. To ratify and approve the issuance and reservation of shares of common stock issuable in connection with the August 2004 Private Placement as described in the Proxy Statement.

            For                         Against         Abstain
            ----------------   ----------------        -------------

4. To ratify and approve the issuance and reservation of shares of common stock issuable in connection with the New Private Placement as described in the Proxy Statement.

            For                         Against         Abstain
            ----------------   ----------------        -------------

5. To adopt the Amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000.

        For                         Against         Abstain
         --------------    -----------------       --------------

6. To ratify the appointment of BDO Seidman, LLP as independent public accountants for Avitar for the fiscal year ending September 30, 2004.

         For                          Against               Abstain
         ----------------       ----------------        -------------